UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2022 (February 22, 2022)

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Intercontinental Exchange, Inc. (“ICE”) is filing this Amendment No. 1 to the Company’s Current Report on Form 8-K filed on February 22, 2022, which reported the retirement of David S. Goone as ICE’s Chief Strategy Officer.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 14, 2022, in connection with Mr. Goone’s retirement, ICE entered into a Transition and Separation Agreement with Mr. Goone (the “Separation Agreement”), pursuant to which Mr. Goone will serve as Advisor to the Chief Executive Officer, effective March 16, 2022. Mr. Goone is expected to remain as an employee of ICE until February 28, 2024 to facilitate an orderly transition of his duties and job responsibilities. Mr. Goone’s duties to ICE during this transition period will consist of providing advisory services on financial, strategic, market and regulatory matters to one or more of the Chief Executive Officer, the President of ICE and/or their delegees. Mr. Goone will not be eligible to receive any bonus for 2022. Effective March 16, 2022, Mr. Goone will receive a base salary of $20,000 per year and will continue to vest in his existing equity awards (except that any equity awards granted to Mr. Goone in February 2022 shall be cancelled and forfeited in their entirety) and continue to receive his other standard benefits while employed with ICE. No severance payment will be provided to Mr. Goone. The Separation Agreement also contains standard non-competition and non-solicitation provisions, as well as confidentiality, waiver and non-disparagement provisions and a general release of claims against ICE.

The description of the Separation Agreement set forth above does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Transition and Separation Agreement, dated as of March 14, 2022, between Intercontinental Exchange Holdings, Inc. and David S. Goone.
104	The cover page from Intercontinental Exchange, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2022	INTERCONTINETAL EXCHANGE, INC.

/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel